Exhibit 99.1

November 2022

Forward Looking Statements

Forward-Looking Statements

This presentation contains, and future oral and written statements by us and our management may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of our beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "aim," "intend," "plan," or words or phases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. Such forward-looking statements are based on various assumptions (some of which may be beyond our control) and are subject to risks and uncertainties, which change overtime, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this presentation. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We disclaim any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Industry Information

This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade and business organizations and other contacts in the markets in which we operate and our management's understanding of industry conditions. Although we believe that this information (including the industry publications and third party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Non-GAAP Financial Measures

We present tangible shareholders' equity to tangible assets and efficiency ratios to help us describe our operating performance. Our presentation of these non-GAAP measures is intended as a supplemental measure of our performance that is not required by, or presented in accordance with, U.S. generally accepted accounting principles ("GAAP"). These non-GAAP measures should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. Our presentation of these non-GAAP measures should not be construed to imply that our future results will be unaffected by these items. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

orange county BANCORP, inc.
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Franchise Overview 3 1) See Slide 15 for non - GAAP reconciliation information. 2) Bank - level regulatory data. 3) There are 3 branches located in Middletown. Background ▪ Bank was established in 1892 and has operated successfully for over 130 years ▪ Successfully completed IPO and NASDAQ listing on August 9, 2021 ▪ Headquartered in Middletown, NY ▪ Premier business bank in the Hudson Valley region, operating in diverse and stable markets ▪ Highly attractive core deposit franchise ▪ Full service commercial bank with focus on small to medium sized businesses ▪ Diverse, high - margin private banking and trust/wealth management service offerings Financial Snapshot as of and for the Nine Months Ended September 30, 2022 Strong Banking Institution with Established Presence in Stable Markets Company Background and Financial Snapshot Geographic Presence 2022Q3 $2.4B TOTAL ASSETS 2022Q3 $ 1.5B TOTAL NET LOANS 2022Q3 $2.2B TOTAL DEPOSITS 2022Q3 $1.2B AUM Existing Branch (15) (3) Headquarters Market Footprint NIM 3.32% ROAA 0.88% ROAE 12.54% Efficiency Ratio 1 57.51% TCE/TA 1 5.48% Tier 1 Leverage 2 8.57% Tier 1 Capital Ratio 2 12.35% Total Capital Ratio 2 13.60% NCOs / Average Loans 0.03% NPAs / Assets 0.43% Loan Loss Reserves / Gross Loans 1.48% Asset Quality YTD Profitability Regulatory Capital 3

Structure & Scope Balanced, Client - Driven Business Model 4 Business Banking Private Banking Orange Wealth Management • 15 branches • Focus on small to medium sized businesses in the communities served • Seasoned lenders with significant regional and industry expertise • Comprehensive product offering • Full treasury management suite Key Financials $ 1.5 billion loans $2.2 billion deposits • Launched in mid 2017 • Division of Orange Bank & Trust • Client - driven service linking our four primary product areas 1) Cash Management / Treasury 2) Loans (Commercial and/or Residential) 3) Trust, Estate and Custody Services 4) Investment Advisory Services (through HVIA) Approximately 478 Clients • Subsidiary of Orange County Bancorp, Inc. • Acquired in late 2012 from Sterling Bancorp • SEC registered Investment Advisor $1.2 billion AUM • Founding division of the Bank • Traditional trust & administration services to local clients • Niche focus on Special Needs Trust and Guardianship services Note: Key financials are as of September 30, 2022. Client - Driven Service Unifies Three Unique Product Areas

Franchise Scarcity Value in Highly Attractive Markets 5 Attractive Demographics in a Large, Growing Addressable Market Median Household Income ($000) Source: FDIC, S&P Global Market Intelligence. Note : FDIC deposit data as of June 30, 2022. (1) Defined as Lower Hudson Valley region, includes Orange, Westchester, and Rockland counties . (2) Represents the weighted average household income by deposits to all company markets. $100 $112 $108 $80 $72 $0 $30 $60 $90 $120 Westchester, NY Rockland, NY State of NY U.S. Overall OBT Growth Markets Orange County Westchester & Rockland Counties Bronx County • Attractive and stable market • 60 miles from New York City • 130 - year - operating history in the region • Strong foundation for growth and low - cost deposit funding • Recent COVID - 19 related population growth • Primary OBT growth markets • Large, economically diverse and affluent markets • U nbalanced M arket : large regional/national banks, few small community banks • Reputation as leading local bank for small business • Significant long - term growth opportunity relative to current market share • Densely populated area with approximately 1.5 million residents • Diversified economy typical of most urban population centers • Persistent need for housing in the region generates constant growth through demand for construction lending and refinancing activity $75 $81 $97 $119 $119 $144 $265 $628 $732 $2,140 $6,031 $6,456 $6,825 $8,264 $28,431 First Greenwich Financial Vecta Inc Rhinebeck Bancorp Salisbury Bancorp First Federal Savings Berkshire Bancorp Wallkill Valley Northeast Community Walden Orange County Bancorp Wells Fargo Toronto-Dominion Customers Bancorp Citigroup JPMorgan Chase Largest Locally Headquartered Bank in the Lower Hudson Valley 1 Deposits in the Market ($ in millions) 1 2 3 4 5 13 19 20 24 28 30 31 33 34 35 Rank 2

Business Strategy 6 Note: Financial data as of September 30, 2022. Leverage Relationships to Drive Organic Growth Derive Loan Growth Through Differentiated Service Continue to Grow Core Deposit Franchise Continue to Build Fee - Based Business Capitalize on Market Disruption Strategic Expansion • The Bank’s historical success has been closely tied to that of its clients and the communities it serves • Seek trusted advisor role with clients as they build their businesses with the Bank’s resources and support • Majority of loan growth comes from existing clients and referrals • Direct access to senior management offers customers quicker response time on loan applications and other transactions • Differentiated level of service provides a pricing advantage, often resulting in higher loan rates • Core deposits comprise 96.8% of total funding, attributed to the Bank’s long - standing relationships with clients • C ash management has helped the Bank expand depth and efficiency of deposit product offerings • By broadening its suite of business services, deposits and total loans grew 28.5 % and 12.0% respectively during 2021 and 14.3% and 19.8% respectively for the first nine months of 2022 • Exploration of new opportunities for expansion remains a key initiative • Ongoing investments in Rockland, Westchester and Bronx Counties continue to be significant drivers of growth & profitability • L ower Hudson Valley market has experienced significant consolidation with the sales/mergers of The Westchester Bank, Sterling National Bank, Hudson Valley Bank, Hometown Bank and Greater Hudson Bank • M&A consolidation presents opportunities to hire seasoned bankers positioned to thrive under the Bank’s personalized, customer - centric business model • Having reached $1.2 billion in combined AUM as of 2022Q3, the Bank’s trust and advisory services provide a strong foundation of fee - based revenue • Company intends to expand HVIA’s services into Westchester and Rockland counties • Private Banking service enables approximately 478 clients to leverage the resources of the platform Engage in Opportunistic M&A • Strategic opportunities to produce attractive returns for stockholders may be evaluated • Opportunities could include fee - based business, whole bank or branch acquisitions that would improve market position in geographies with attractive demographics

$109 $122 $135 $183 $136 2018 2019 2020 2021 2022Q3 $905 $1,083 $1,489 $1,914 $2,188 2018 2019 2020 2021 2022Q3 $738 $892 $1,083 $1,253 $1,546 2018 2019 2020 2021 2022Q3 $1,066 $1,230 $1,665 $2,143 $2,368 2018 2019 2020 2021 2022Q3 Consistent History of Growth 7 Current Success is Attributed to Disciplined Organic Growth Gross Loans Ex. PPP ($M) Total Assets ($M) Consolidated Equity ($M) Total Deposits ($M)

3.71 3.88 3.36 3.15 3.32 3.36 3.33 3.12 3.19 3.26 2018 2019 2020 2021 YTD 2022 OBT Local Peers $35.9 $43.3 $48.7 $60.5 $55.3 $10.0 $9.8 $11.4 $12.1 $8.9 $45.9 $53.1 $60.1 $72.6 $64.2 2018 2019 2020 2021 YTD 2022 Net Interest Income Noninterest Income 0.73% 0.97% 0.76% 1.06% 0.88% 8.18% 9.94% 9.02% 13.70% 12.54% 2018 2019 2020 2021 YTD 2022 ROAA ROAE $7.6 $11.5 $11.7 $21.3 $15.3 2018 2019 2020 2021 YTD 2022 Strong and Consistent Historical Profitability 8 Net Interest Margin (%) Net Income ($M) Pre - Provision Net Revenue ($M) ROAA and ROAE (%) Success Maintaining Strong Profitabilit y Metrics (YTD for the 9 months ended 9/30/2022) 1 Source: S&P Global Market Intelligence. Note: YTD 2022 = year - to - date as of September 30, 2022. 1) Local Peers include NASDAQ, NYSE, NYSEAM, and OTC - traded U.S. banks and thrifts in the NYC MSA with most recent quarter total assets under $50 billion, excluding merger targets and mutuals.

Orange 31% Westchester 21% Other NY Counties 14% Rockland 7% Bronx 12% CT & Other 4% New Jersey 8% Manhattan 3% Loan Composition 9 Source: S&P Global Market Intelligence. Note : Financial data as of September 30, 2022. YTD 2022 = year - to - date as of September 30, 2022 . 1) CRE Loans as a % of Total Risked - Based Capital; Bank - level regulatory data. 2) Excluding PPP loans. Year - to - date as of September 30, 2022. CRE 69% C&I (ex. PPP) 16% CRE Construction 9% Residential RE 4% Home Equity 1% Consumer 1% PPP 0% Total Loans: $ 1.5 Billion 406% CRE Concentration 1 4.58% Yield on Loans 2 Highly Diversified Portfolio with Conservative Concentrations ▪ Strong asset quality, historically managed well through cycles ▪ Majority of lending occurs within market ▪ Syndicated loans less than 4% of loans Loan Portfolio Commentary 0.19% 0.18% 0.15% 0.28% 0.43% 2018 2019 2020 2021 2022Q3 0.05% 0.07% 0.15% 0.07% 0.03% 2018 2019 2020 2021 YTD 2022 NPAs / Assets (%) Net Charge - off (NCOs) / Average Loans (%) 4.86% 4.98% 4.72% 4.51% 4.58% 2018 2019 2020 2021 YTD 2022 Historical Yield on Loans 2 Composition by Geography Total Loans: $ 1.5 Billion

2.27% 0.21% 0.32% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Avg. Fed Funds Rate OBT Local Peers Leading Core Deposit Franchise Areas of Focus • Keys to Success x Dedicated Deposit Relationship managers x Investment into Treasury / Cash management product suite • Escrow x Attractable DDA capture • Municipal Deposits x Competitive products and niche focus x Focused on local opportunities x Long - term relationships 10 Cost of Total Deposits During ’15 – ’19 Rate Cycle 1 Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2022. Financial data as of September 30, 2022. 1) Cost of total deposits calculated using total annualized deposit interest expense and average total deposits in the given per iod. 2) Deposit beta is calculated as the change in the bank’s deposit costs as a percentage of the change in the Fed Fund Rate, measured fro m 2 015Q1 to 2019Q1. 3) Local Peers include NASDAQ, NYSE, NYSEAM, and OTC - traded U.S. banks and thrifts in the NYC MSA with most recent quarter total as sets under $50 billion, excluding merger targets and mutuals. MRQ cost of total deposits used for 2022Q3 for local peers. Through - the - Cycle Deposit Beta 2 : OCBI: 5.4% Local Peers 3 : 26.9% 96.8% Core Deposits 36.0% Non - Interest Bearing 16bps YTD 2022 Cost of Deposits Stable and Low Cost Core Funding Base Non - time Interest Bearing 60.8% Noninterest Bearing 36.0% Retail Time 2.6% Wholesale Time 0.6% Total Deposits: $2.2 Billion Composition by Geography Orange 49% Westchester 41% Rockland 7% Bronx 3% 52.0% Transaction Accounts Total Deposits: $2.2 Billion

Well - Positioned for the Challenging & Volatile Current Environment 11 Demonstrated Revenue Growth Organic Loan Growth Generation 1 Source: S&P Global Market Intelligence. Note: Financial data as of September 30, 2022. LTM = Last twelve months. 1) Local Peers include NASDAQ, NYSE, NYSEAM, and OTC - traded U.S. banks and thrifts in the NYC MSA with most recent quarter total assets under $50 billion, excluding merger targets and mutuals. 27% 20% OBT Local Peers 20% 16% OBT Local Peers 1 LTM Loan Growth (ex. PPP) LTM Revenue Growth Liquid Balance Sheet 71% 97% OBT Local Peers 1 Loans / Deposits

Strong, Low Cost Deposit Base: 36% Noninterest bearing, 16bps Total Cost 1 Highly Attractive Market Geography and Scarcity Value of Franchise Complementary Offerings in Private Banking and Trust & Wealth Businesses Demonstrated Loan Growth Driven by Differentiated Service Strong and Experienced Management Team Investment Highlights 12 Successful and Ongoing Expansion of Market Footprint Ability to Take Advantage of M&A Driven Market Disintermediation Consistent and Attractive Performance 1) For the 9 months ended September 30, 2022.

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14 Senior Leadership Team Michael J. Gilfeather President & Chief Executive Officer Robert Peacock Senior Executive Vice President Chief Financial Officer Michael Coulter Executive Vice President Chief Lending Officer Joseph A. Ruhl Executive Vice President Regional President – Westchester Greg Sousa Executive Vice President Chief Commercial Banking Officer Pam Jones Senior Vice President Human Resources Director Mike Listner Senior Vice President Co - Chief Credit Officer Frank Skuthan Senior Vice President Trust Services Director Elizabeth Jones Senior Vice President Chief Operating Officer David Dineen Senior Vice President Director of Wealth Services Michael Lesler Senior Vice President Chief Accounting Officer Stephen Rooney Senior Vice President, Co - Chief Credit Officer Anthony Pili Senior Vice President Director of Cash Management

Non - GAAP Reconciliation 15 Dollar Values in Thousands As of the Year Ended December 31, 9 months Ended, 2018 2019 2020 2021 9/30/2022 Total Common Equity 109,279 122,063 135,423 182,836 136,190 Goodwill 5,359 5,359 5,359 5,359 5,359 Other Intangibles 2,535 2,249 1,963 1,678 1,464 Less: Total Intangible Assets 7,894 7,608 7,322 7,037 6,823 Tangible Common Equity 101,385 114,455 128,101 175,799 129,367 Shares outstanding 4,501,125 4,504,389 4,483,102 5,637,326 5,642,121 Tangible Book Value per Share $22.52 $25.41 $28.57 $31.18 $22.93 Total Assets 1,064,873 1,228,430 1,664,936 2,142,583 2,368,370 Goodwill 5,359 5,359 5,359 5,359 5,359 Other Intangibles 2,535 2,249 1,963 1,678 1,464 Less: Total Intangible Assets 7,894 7,608 7,322 7,037 6,823 Tangible Assets 1,056,979 1,220,822 1,657,614 2,135,546 2,361,547 Tangible Common Equity / Tangible Assets 9.59% 9.38% 7.73% 8.23% 5.48% GAAP-based Efficiency Ratio 74.65% 68.73% 66.87% 59.89% 57.51% Net Interest Income 35,912 43,281 48,739 60,461 55,263 Noninterest Income 10,019 9,814 11,423 12,102 8,915 Less: Net Gains on Sale of Securities - (219) 804 - - Adjusted Revenue 45,931 53,314 59,358 72,563 64,178 Total Noninterest Expense 34,286 36,491 40,231 43,458 36,908 Efficiency Ratio, Adjusted 74.65% 68.45% 67.78% 59.89% 57.51%